SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 28, 2006

AXONYX INC.

(Exact name of Registrant as Specified in its Charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-25571 (Commission file Number)	86-0883978 (IRS Employer Identification No.)
500 Seventh Avenue, 10th Floor, New York, New York (Address of Principal Executive Offices)	10018 (Zip Code)

Registrant’s telephone number, including area code (212) 645-7704

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☒	Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 CFR 240.14a-2)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure; Item 8.01 Other Events.

On September 28, 2006, the slide presentation attached hereto as Exhibit 99.1 will be presented by TorreyPines Therapeutics, Inc. at the UBS Global Life Sciences Conference.

Item 9.01 Financial Statements and Exhibits.

99.1 Slide presentation of TorreyPines Therapeutics, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized on this 28th day of September, 2006.

AXONYX INC.
By:	/s/ S. Colin Neill

Name: S. Colin Neill
Title: Chief Financial Officer